REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is executed on January 16, 2009, but effective as of the Effective Date under Loan Agreement (as defined below) and is between CARBIZ INC., an Ontario, Canada corporation, with its principal office located at 7115 16th Street E, Suite 105, Sarasota, FL 34243 (the “Company”), and the undersigned (the “Investor”).

RECITALS

1.

The Company as Guarantor (as the term is defined in the Loan Agreement) and the Investor as Lender (as the term is defined in the Loan Agreement) have entered into that certain Third Amended and Restated Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”) by and among (a) Carbiz Auto Credit, Inc., a Florida corporation, Carbiz Auto Credit JV1, LLC, a Florida limited liability company, Carbiz Auto Credit AQ, Inc., a Florida corporation, and Texas Auto Credit, Inc., a Florida corporation, as Borrowers (as that term is defined in the Loan Agreement), (b) the Company and Carbiz USA Inc., a Delaware corporation, as Guarantors, and (c) Investor.

2.

Pursuant to the Warrant Agreement of even date herewith (the “Warrant Agreement”) issued pursuant to the Loan Agreement, the Company has agreed, upon the terms and subject to the conditions of the Warrant Agreement, to issue to the Company common shares, with no par value (the “Common Shares”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

3.

To induce the Investor to execute and deliver the Loan Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

AGREEMENT

          1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a)      “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (b)      “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance

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with the 1933 Act, including pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of the Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

          (c)      “Registrable Securities” means the Common Shares issuable to the Investor upon conversion of the Warrants pursuant to the Warrant Agreement.

          (d)      “Registration Statement” means a registration statement under the 1933 Act which covers the Registrable Securities.

2. Demand Registrations.

          (a)      Requests for Registration. The Investor may request registration under the Securities Act of all or part of its Registrable Securities on Form S-1 or F-1, as applicable, or any similar long-form registration (“Long-Form Registration”), and on Form S-3 or F-3, as applicable, or any similar short-form registration (“Short-Form Registrations”), if available; provided any such request for registration must be for an underwritten offer which has an anticipated public offering price before any Registration Expenses (as that term is defined below) of at least Five Million Dollars ($5,000,000). All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.” As to any particular Registrable Securities, those securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever that Person has the right to acquire directly or indirectly those Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of the right), whether or not the acquisition has actually been effected.

          (b)      Long-Form Registrations. With respect to the Registrable Securities the Investor will be entitled to request three Long-Form Registration in which the Company will pay all Registration Expenses (as defined in paragraph 6(a) below). A registration will not count as the permitted Long-Form Registration until it has become effective and unless the Investors are able to register and sell all of the Registrable Securities requested to be included in that registration; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. Notwithstanding the foregoing, the Investor shall have the right to withdraw the request as set forth in this paragraph 1(b) and pay all associated expenses.

          (c)      Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to paragraph 1(b), the Investor will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

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          (d) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering.

          (e) Restrictions on Demand Registrations. The Company will not be obligated to effect a Demand Registration within six months after the effective date of a registration in which the Investor was given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines that that Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in that event, the Investor will be entitled to withdraw its request and, if the request is withdrawn, the Demand Registration will not count as one of the permitted Long-Form Registrations hereunder and the Company will pay all Registration Expenses in connection with that registration.

          (f) Selection of Underwriters. The Investor will have the right to select the investment banker(s) and manager(s) to administer the offering, which parties shall be acceptable to the Company in its reasonable discretion.

          (g) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Investor.

3. Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to the Investor of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in

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such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, and (iii) third, other securities of the Company possessing registration rights, pro rata among the holders of such other securities on the basis of the number of shares owned by each such holder.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration solely on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) the securities requested to be included therein by the holders requesting such registration, (ii) the holders of other securities of the Company with registration rights permitted to be included in such registration and (iii) the Registrable Securities requested to be included in such registration by the Investors, pro rata among the holders of all such securities on the basis of the number of shares owned by each such holder.

          (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if the previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

4. Holdback Agreements.

          (a) The Investor agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of its Registrable Securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which the Investor’s Registrable Securities are included (except as part of the underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees to use reasonable best efforts to cause each holder of at least 2% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during the 180-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          5. Registration Procedures. Whenever the Investor has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of those Registrable Securities in accordance with

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the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to those Registrable Securities and use its reasonable best efforts to cause the registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by the registration statement copies of all such documents proposed to be filed);

          (b) prepare and file with the Securities and Exchange Commission amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during that period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities the number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus) and such other documents as the seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the seller;

          (d) use its reasonable best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the seller to consummate the disposition in those jurisdictions of the Registrable Securities owned by the seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify the Investor selling Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) maintain a transfer agent and registrar for all Registrable Securities;

          (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the

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disposition of the Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (h) make available for inspection by the Investor selling Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by any the seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (k) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities; and

          (l) obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Investor reasonably requests.

6. Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the Investor holding Registrable Securities covered by the registration for the reasonable fees and disbursements of one counsel chosen by the Investor.

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          (c) To the extent Registration Expenses are not required to be paid by the Company, the Investor included in any registration hereunder will pay those Registration Expenses allocable to the registration of the Investor’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in the registration in proportion to the aggregate selling price of the securities to be so registered.

          7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          8. Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least as a majority of the Registrable Securities.

          (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          9. Indemnification. With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether

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pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as those Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Investor and each of the Investor’s controlling persons promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by that Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto; (y) shall not be available to the extent that Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if the prospectus was timely made available by the Company; and (z) shall not apply to amounts paid in settlement of any Claim if the settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 11 hereof.

          (b) In connection with a Registration Statement, the Investor agrees to hold harmless and defend, to the same extent and in the same manner as is set forth in Section 9(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with that Registration Statement; and, subject to Section 9(d), the Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any Claim; provided,

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however, that the indemnity agreement contained in this Section 9(b) and the agreement with respect to contribution contained in Section 10 shall not apply to amounts paid in settlement of any Claim if the settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 9(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 11. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and a new prospectus was delivered to the Investor prior to the Investor’s use of the prospectus to which the Claim relates.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, the Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for the Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by that counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between the Indemnified Person or Indemnified Party and any other party represented by such counsel in the proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any suchaction or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to that action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party or Indemnified Person of a release from all liability in respect to that claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or

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corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

          10. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of the Registrable Securities.

          11. Reports Under the 1934 Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 at all times while the Company is subject to the reporting requirements of the 1934 Act;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to those requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

          (c) furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) any such information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

          12. Amendment Of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

          13. Miscellaneous.

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          (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record those Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of those Registrable Securities.

          (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Carbiz Inc.
7115 16th Street E, Suite 105
Sarasota, FL 34243
Attn: Mr. Carl Ritter, CEO
Telephone: (800) 547–2277
Facsimile: (941) 308–2718

With a copy to:

If to the Investor, to:	Dealer Services Corporation
1320 City Center Drive, Suite 100
Carmel, IN 46032

With a copy to:	Barnes & Thornburg, LLP
11 South Meridian Street
Indianapolis, IN 46204
Attn: Sam Hodson
Telephone: (317) 261-7972
Facsimile: (317)231-7433

Written confirmation of receipt (A) given by the recipient of a notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This agreement shall be deemed a contract made under the laws of the State of Indiana and shall be construed and enforced in accordance with and governed by the laws of the State of Indiana and the laws of the United States of America, without regard to principles of conflicts of law. The Company submits to the personal jurisdiction and venue of the state or federal courts of Marion and Hamilton County, Indiana and agrees that any and all claims or disputes pertaining to this agreement or to any matter arising out of or related to this agreement initiated by the Company against the Investor shall be brought in the state or federal courts of Marion or Hamilton County, Indiana. Further, the Company expressly consents to such jurisdiction and venue of the state or federal courts in Marion and Hamilton County, Indiana as to any action brought in such court by the Investor and waives any claim of inconvenient forum with respect to any such action. The Investor reserves the right to initiate and prosecute any action against the Company in any court of competent jurisdiction, and the Company consents to such forum as the Investor may elect. Each party hereby covenants and agrees that in any suit, action or proceeding in respect of any matter arising out of this agreement or the documents executed in connection herewith, whether now existing or hereafter arising or in any way related to, connected with or incidental to the dealings of the parties hereto or transactions contemplated hereby or thereby whether sounding in contract or tort or otherwise, trial shall be to a court of competent jurisdiction and not to a jury; each party hereby expressly waives any right it may have to a trial by jury. Any party may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          (e) This Agreement, the Loan Agreement and related documents, including the Warrant dated the date hereof, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Loan Agreement, and related documents, including the Warrants and the Warrant Agreement, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (f) This Agreement and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Investor hereunder, inure to the benefit of the Investor and its successors and assigns, except that the Company shall not have any right to assign its obligations under this Agreement or any interest herein without the prior written consent of the Investor.

          (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

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          (i) Each party shall do and perform, or cause to be done and performed, all further acts and things, and shall execute and deliver all other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (k) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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          IN WITNESS WHEREOF, the parties have caused this Investor’s Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

CARBIZ INC.

By:
___________________________________________________
Name:
Title:

INVESTOR:

DEALER SERVICES CORPORATION

By: ________________________________________________
Name: [ ]
Title: [ ]

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EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attention:

Re: Carbiz Inc.

Ladies and Gentlemen:

          We are counsel to Carbiz inc., an Ontario, Canada corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the Investors named therein (collectively, the “Investors”) pursuant to which the Company issued to the Investors its Common Shares of the Company without par value (the “Common Shares”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333–_____________) (the “Registration Statement”) with the Securities and Exchange SEC (the “SEC”) relating to the Registrable Securities which names each of the Investors as a selling shareholder thereunder.

          In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [Enter Time Of Effectiveness] on [Enter Date Of Effectiveness] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[INSERT NAME OF COMPANY COUNSEL]

By:  _______________________________________

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